Consolidated Schedule of Investments PIMCO International Portfolio	June 30, 2026 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 56.6% ¤
AUSTRALIA 4.3%
SOVEREIGN ISSUES 4.3%
New South Wales Treasury Corp.
1.750% due 03/20/2034	AUD	17,400	$9,500
Queensland Treasury Corp.
1.500% due 08/20/2032		14,000	7,971
Treasury Corp. of Victoria
2.000% due 11/20/2037		14,400	6,999

Total Australia (Cost $23,723)			24,470

JAPAN 18.1%
SOVEREIGN ISSUES 18.1%
Japan Government Thirty Year Bonds
2.300% due 12/20/2054	JPY	2,740,000	12,194
2.400% due 03/20/2055		610,000	2,780
2.800% due 06/20/2055		1,700,000	8,459
3.200% due 09/20/2055		2,551,800	13,780
3.400% due 12/20/2055		2,110,000	11,844
3.700% due 03/20/2056		3,819,250	22,702
Japan Government Twenty Year Bonds
2.000% due 12/20/2044		3,460,000	16,875
2.400% due 03/20/2045		2,030,000	10,533
2.700% due 09/20/2045		150,000	811
3.200% due 12/20/2045		290,000	1,686

Total Japan (Cost $123,955)			101,664

SUPRANATIONAL 6.6%
CORPORATE BONDS & NOTES 0.8%
European Investment Bank
2.250% due 12/14/2029	EUR	3,900	4,395

SOVEREIGN ISSUES 5.8%
European Union
2.875% due 10/05/2029		28,300	32,517

Total Supranational (Cost $34,671)			36,912

UNITED KINGDOM 8.4%
SOVEREIGN ISSUES 8.4%
U.K. Gilts
0.500% due 10/22/2061	GBP	2,900	923
4.375% due 07/31/2054		41,500	46,270
Total United Kingdom (Cost $51,969)			47,193
UNITED STATES 2.0%
ASSET-BACKED SECURITIES 0.6%
ABFC Trust
4.463% due 06/25/2034 •	$	158	154
Amortizing Residential Collateral Trust
4.463% due 10/25/2031 •		51	51
Argent Securities Trust
3.943% due 07/25/2036 •		1,142	305
Asset-Backed Securities Corp. Home Equity Loan Trust
3.843% due 05/25/2037 •		31	23
C-BASS Trust
3.089% due 01/25/2037 •		235	68
3.883% due 11/25/2036 •		26	12
Credit Suisse First Boston Mortgage Securities Corp.
4.049% due 01/25/2032 •		24	24
Home Equity Asset Trust
4.363% due 11/25/2032 •		1	1
HSI Asset Securitization Corp. Trust
3.863% due 10/25/2036 •		20	7

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)	June 30, 2026 (Unaudited)

Long Beach Mortgage Loan Trust
4.323% due 10/25/2034 •	22	22
Merrill Lynch Mortgage Investors Trust
3.923% due 09/25/2037 •	21	4
Morgan Stanley ABS Capital I, Inc. Trust
3.823% due 05/25/2037 •	31	28
3.863% due 11/25/2036 •	4,967	2,449
Soundview Home Loan Trust
3.883% due 11/25/2036 •	211	55
Washington Mutual Asset-Backed Certificates Trust
3.883% due 10/25/2036 •	21	7

		3,210

CORPORATE BONDS & NOTES 0.0%
Lehman Brothers Holdings, Inc.
1.000% due 12/30/2049	14,020	5

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%
Bear Stearns ALT-A Trust
4.487% due 08/25/2036 ~	17	10
4.850% due 01/25/2036 ~	160	152
CHL Mortgage Pass-Through Trust
4.223% due 05/25/2035 •	54	48
4.343% due 03/25/2035 •	219	205
4.363% due 03/25/2035 •	26	10
4.403% due 03/25/2035 •	1,214	1,136
4.423% due 02/25/2035 •	4	4
4.523% due 09/25/2034 •	2	2
Citigroup Mortgage Loan Trust, Inc.
5.329% due 08/25/2035 ~	4	4
Countrywide Alternative Loan Trust
3.934% due 02/20/2047 •	2,212	1,809
4.083% due 02/25/2047 •	45	42
4.174% due 03/20/2046 •	175	167
4.283% due 12/25/2035 •	17	16
4.323% due 12/25/2035 •	120	115
4.323% due 02/25/2037 •	53	45
4.363% due 08/25/2035 •	123	116
4.363% due 12/25/2035 •	537	413
4.463% due 09/25/2035 •	424	398
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	2
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust
3.863% due 10/25/2036 •	1	1
DSLA Mortgage Loan Trust
4.174% due 03/19/2045 •	81	78
4.274% due 08/19/2045 •	61	55
4.414% due 09/19/2045 •	912	477
GreenPoint MTA Trust
4.223% due 06/25/2045 •	535	426
HarborView Mortgage Loan Trust
4.234% due 06/19/2035 •	51	51
4.234% due 01/19/2036 •	3	4
4.234% due 03/19/2036 •	574	542
4.254% due 01/19/2036 •	1,085	690
4.374% due 11/19/2035 •	52	33
4.414% due 09/19/2035 •	7	4
4.434% due 06/20/2035 •	24	22
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.321% due 10/25/2035 ~	6	5
RALI Trust
4.183% due 04/25/2046 •	117	28
Sequoia Mortgage Trust
4.454% due 10/19/2026 •	1	1
4.454% due 07/20/2033 •	112	112
4.816% due 10/20/2034 •	87	78
Thornburg Mortgage Securities Trust
4.303% due 03/25/2044 •	13	13
WaMu Mortgage Pass-Through Certificates Trust
3.748% due 12/25/2046 •	46	41
3.978% due 02/27/2034 •	1	1
4.343% due 10/25/2045 •	5	5
4.383% due 01/25/2045 •	2	2
4.403% due 01/25/2045 •	4	4
4.403% due 07/25/2045 •	4	3
4.944% due 11/25/2042 •	1	1
5.144% due 08/25/2042 •	2	2
5.244% due 10/25/2046 •	14	13

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)	June 30, 2026 (Unaudited)

5.244% due 11/25/2046 •		194	171

			7,557

U.S. GOVERNMENT AGENCIES 0.1%
Federal Home Loan Mortgage Corp.
6.090% due 10/01/2036 •		7	7
Federal Home Loan Mortgage Corp. REMICS
6.500% due 07/15/2028		15	16
Federal Home Loan Mortgage Corp. Securities REMICS Trust
3.913% due 09/25/2035 •		396	388
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
4.022% due 09/25/2031 •		3	3
4.944% due 10/25/2044 - 02/25/2045 •		29	27
5.144% due 07/25/2044 •		6	6
Federal National Mortgage Association
5.717% due 12/01/2034 •		1	1
6.225% due 11/01/2034 •		3	4
Federal National Mortgage Association REMICS Trust
6.000% due 07/25/2044		6	6
Federal National Mortgage Association Trust
4.077% due 09/25/2042 •		10	10
Government National Mortgage Association
5.625% due 04/20/2030 - 06/20/2030 •		58	58
Government National Mortgage Association REMICS
6.000% due 08/20/2034		103	103

			629

Total United States (Cost $24,420)			11,401

		SHARES
SHORT-TERM INSTRUMENTS 17.2%
MUTUAL FUNDS 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class
3.690% (c)		534,254	534

		PRINCIPAL AMOUNT (000s)
REPURCHASE AGREEMENTS (d) 16.1%			90,600

U.S. TREASURY BILLS 1.0%
3.684% due 07/07/2026 - 09/22/2026 (a)(b)	$	5,603	5,578

Total Short-Term Instruments (Cost $96,712)			96,712

Total Investments in Securities (Cost $355,450)			318,352

		SHARES
INVESTMENTS IN AFFILIATES 38.8%
SHORT-TERM INSTRUMENTS 38.8%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 38.8%
PIMCO Short-Term Floating NAV Portfolio III		22,375,699	217,962

Total Short-Term Instruments (Cost $217,790)			217,962

Total Investments in Affiliates (Cost $217,790)			217,962

Total Investments 95.4% (Cost $573,240)			$536,314
Financial Derivative Instruments (e)(f) 0.9%(Cost or Premiums, net $1,051)			5,256
Other Assets and Liabilities, net 3.7%			20,821

Net Assets 100.0%			$562,391

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)	June 30, 2026 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	3.690%	06/30/2026	07/01/2026	$6,900	U.S. Treasury Inflation-Indexed Notes 1.875% due 07/15/2035	$(7,007)	$6,900	$6,901
SAL	3.630	06/30/2026	07/01/2026	83,700	U.S. Treasury Bills 0.000% due 10/27/2026	(85,407)	83,700	83,708

Total Repurchase Agreements						$(92,414)	$90,600	$90,609

(1)	Includes accrued interest.

The average amount of borrowings outstanding during the period ended June 30, 2026 was $(80) at a weighted average interest rate of 3.790%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin(1)
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Long Gilt Futures	09/2026	1,127	$133,361	$3,089	$194	$(673)
Montreal Exchange 10 Year Canadian Bond Futures	09/2026	403	34,414	331	0	0
SFE 10 Year Australian Bond Futures	09/2026	97	7,375	109	14	(56)
Three Month SONIA Index Futures	06/2027	327	104,046	382	0	(38)

Total Futures Contracts				$3,911	$208	$(767)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2028	GBP	50,570	$(157)	$(474)	$(631)	$0	$(34)
Pay	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	03/18/2036		16,850	(956)	398	(558)	0	(42)
Receive(2)	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	09/16/2036		78,400	3,216	(173)	3,043	206	0
Receive	1-Day GBP-SONIO Compounded-OIS	4.500	Annual	03/18/2056		3,720	15	192	207	19	0
Receive(2)	1-Day GBP-SONIO Compounded-OIS	4.500	Annual	09/16/2056		8,500	416	98	514	44	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.250	Annual	03/18/2031	JPY	520,000	28	57	85	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.750	Annual	06/17/2031		540,000	7	16	23	2	0

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)	June 30, 2026 (Unaudited)

Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.250	Annual	06/18/2032		16,820,000	2,980	1,587	4,567	149	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.500	Annual	03/18/2036		180,000	32	59	91	5	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	2.000	Annual	06/17/2036		190,000	20	31	51	6	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	2.750	Annual	06/17/2056		70,000	(44)	(7)	(51)	0	(7)
Pay(2)	3-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/16/2031	AUD	3,700	(46)	34	(12)	0	(1)
Pay(2)	3-Month AUD-BBR-BBSW	5.000	Semi-Annual	09/16/2036		35,600	(232)	574	342	0	(3)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027	NZD	132,500	(999)	1,520	521	0	(11)
Pay	6-Month AUD-BBR-BBSW	3.750	Semi-Annual	03/19/2030	AUD	31,900	(9)	(689)	(698)	0	(9)
Receive	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	06/18/2030		1,900	(15)	44	29	1	0
Pay	6-Month AUD-BBR-BBSW	3.750	Semi-Annual	03/18/2031		100	(3)	0	(3)	0	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033		50,600	(941)	490	(451)	0	(14)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		25,400	(412)	148	(264)	0	(7)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/18/2034		81,700	477	(1,441)	(964)	0	(23)
Receive	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	06/18/2035		4,100	(65)	124	59	1	0
Pay	6-Month CLP-CHILIBOR	4.000	Semi-Annual	09/17/2030		1,700	10	(39)	(29)	0	(1)
Pay(2)	6-Month EUR-EURIBOR	2.750	Annual	09/16/2036	EUR	140,410	(1,251)	(1,280)	(2,531)	0	(185)
Receive(2)	6-Month EUR-EURIBOR	3.000	Annual	09/16/2056		72,070	1,688	(384)	1,304	94	0
Pay	CAONREPO	3.000	Semi-Annual	06/18/2030	CAD	1,500	26	(18)	8	0	0
Receive	CAONREPO	2.750	Semi-Annual	09/17/2030		1,500	1	0	1	0	0
Receive	CAONREPO	2.500	Semi-Annual	12/17/2030		100	1	0	1	0	0
Pay	CAONREPO	2.750	Semi-Annual	03/18/2031		1,600	12	(15)	(3)	0	0
Pay	CAONREPO	2.750	Semi-Annual	06/17/2031		45,800	(484)	348	(136)	0	(11)
Receive	CAONREPO	3.500	Semi-Annual	06/01/2032		82,700	(666)	(1,313)	(1,979)	26	0
Receive	CAONREPO	2.850	Semi-Annual	06/01/2033		15,600	130	(68)	62	5	0
Receive	CAONREPO	2.900	Semi-Annual	06/01/2033		11,100	(44)	63	19	3	0
Receive	CAONREPO	3.000	Semi-Annual	06/01/2033		15,700	(13)	(30)	(43)	5	0
Receive	CAONREPO	3.750	Semi-Annual	12/20/2033		10,900	(664)	266	(398)	4	0
Receive	CAONREPO	3.000	Semi-Annual	06/01/2034		41,100	67	(67)	0	16	0
Pay	CAONREPO	3.250	Semi-Annual	06/18/2035		2,500	54	(29)	25	0	(1)
Receive	CAONREPO	3.000	Semi-Annual	09/17/2035		800	6	(3)	3	0	0
Receive	CAONREPO	2.750	Semi-Annual	12/17/2035		2,600	73	(21)	52	1	0
Pay	CAONREPO	3.000	Semi-Annual	03/18/2036		87,500	(1,208)	756	(452)	0	(29)
Pay	CAONREPO	3.250	Semi-Annual	06/17/2036		1,800	1	13	14	0	(1)

Total Swap Agreements							$1,051	$767	$1,818	$589	$(379)

Cash of $17,776 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026.

(1)	This instrument has a forward starting effective date.
(2)	Unsettled variation margin asset of $40 for closed futures is outstanding at period end.

(f)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
AZD	07/2026	AUD	8,801	$	6,294	$200	$0
	07/2026	$	55	CAD	78	0	0
	07/2026		1,980	NZD	3,387	0	(56)
	08/2026	CAD	78	$	55	0	0
BOA	07/2026	JPY	4,331,740		27,233	591	0
	07/2026	$	50	JPY	7,904	0	(1)
BPS	07/2026	JPY	2,528,943	$	15,905	351	0
	07/2026	NZD	25		14	0	0
	07/2026	$	2,174	GBP	1,644	7	0
	07/2026		24,101	INR	2,282,099	0	(32)
	07/2026		975	JPY	156,837	0	(11)
	08/2026		978		157,900	0	(4)
	08/2026		14	NZD	25	0	0
BRC	07/2026		37,506	JPY	6,062,924	0	(218)
	07/2026		131	NZD	221	0	(5)
	08/2026	JPY	6,047,028	$	37,507	219	0
BSH	07/2026	$	891	JPY	141,681	0	(20)
CBK	07/2026		867	GBP	646	0	(10)

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)	June 30, 2026 (Unaudited)

FAR	07/2026	GBP	51,776	$	69,618	942	(1)
	07/2026	JPY	655,319		4,050	20	0
	07/2026	NZD	333		190	0	0
	07/2026	$	3	CNH	20	0	0
	07/2026		39,071	JPY	6,321,598	0	(192)
	08/2026	JPY	6,301,778	$	39,050	192	0
	08/2026	$	980	GBP	741	3	0
	08/2026		4,050	JPY	653,604	0	(20)
	08/2026		190	NZD	333	0	0
GLM	07/2026		5,302	CAD	7,545	18	0
	08/2026	CAD	7,534	$	5,302	0	(18)
	08/2026	$	11	CNH	72	0	0
JPM	07/2026	AUD	38,096	$	27,158	783	0
	07/2026	$	17	NZD	30	0	(1)
	09/2026	MXN	4,310	$	248	3	0
MBC	07/2026	AUD	158		113	4	0
	07/2026	JPY	5,026,839		31,610	694	0
	07/2026	NZD	3,280		1,878	15	0
	07/2026	$	18,823	AUD	27,192	57	(54)
	07/2026		518	EUR	446	0	(8)
	07/2026		831	JPY	132,018	0	(19)
	08/2026	AUD	23,432	$	16,158	0	(56)
	08/2026	$	1,880	NZD	3,280	0	(15)
SCX	07/2026	JPY	3,625,967	$	22,818	518	0
	07/2026	$	39,050	JPY	6,312,064	0	(229)
	08/2026	JPY	6,295,560	$	39,050	230	0
SOG	07/2026	EUR	45,288		52,831	1,084	0
	07/2026	GBP	297		393	0	(1)
	07/2026	JPY	3,202,537		20,159	462	0
	07/2026	$	13,705	AUD	19,863	47	0
	07/2026		590	CAD	833	0	(3)
	07/2026		51,008	EUR	44,842	229	0
	07/2026		2,164	JPY	343,773	0	(50)
	08/2026	AUD	19,863	$	13,697	0	(47)
	08/2026	CAD	63		45	0	0
	08/2026	EUR	44,842		51,077	0	(228)
	08/2026	$	393	GBP	297	1	0
SSB	07/2026	CAD	8,588	$	6,228	173	0
	07/2026	JPY	107,000		670	12	0
	07/2026	$	49	CAD	69	0	0
	07/2026		66,414	GBP	50,243	230	0
	08/2026	CAD	69	$	49	0	0
	08/2026	GBP	50,242		66,412	0	(230)
	09/2026	INR	23,001		242	0	0

Total Forward Foreign Currency Contracts						$7,085	$(1,529)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.660%	12/29/2026	168,400	$308	$302
CBK	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.660	12/29/2026	231,400	401	415

Total Purchased Options							$709	$717

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS
Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.953%	12/29/2026	19,370	$(308)	$(304)
CBK	Call - Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.943	12/29/2026	26,610	(401)	(404)

Total Written Options							$(709)	$(708)

(1)	Notional Amount represents the number of contracts.

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)	June 30, 2026 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$24,470	$0	$24,470
Japan
Sovereign Issues	0	101,664	0	101,664
Supranational
Corporate Bonds & Notes	0	4,395	0	4,395
Sovereign Issues	0	32,517	0	32,517
United Kingdom
Sovereign Issues	0	47,193	0	47,193
United States
Asset-Backed Securities	0	3,210	0	3,210
Corporate Bonds & Notes	0	5	0	5
Non-Agency Mortgage-Backed Securities	0	7,557	0	7,557
U.S. Government Agencies	0	629	0	629
Short-Term Instruments
Mutual Funds	0	534	0	534
Repurchase Agreements	0	90,600	0	90,600
U.S. Treasury Bills	0	5,578	0	5,578

	$0	$318,352	$0	$318,352
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$217,962	$0	$0	$217,962

Total Investments	$217,962	$318,352	$0	$536,314

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	208	589	0	797
Over the counter	0	7,802	0	7,802

	$208	$8,391	$0	$8,599
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(767)	(379)	0	(1,146)
Over the counter	0	(2,237)	0	(2,237)

	$(767)	$(2, 616)	$0	$(3,383)

Total Financial Derivative Instruments	$(559)	$5,775	$0	$5,216

Totals	$217,403	$324,127	$0	$541,530

There were no significant transfers into or out of Level 3 during the period ended June 30, 2026.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PIMCO All Asset: Multi-Real Fund (Cayman) Ltd (Cayman Islands exempted company), PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO All Asset: Multi-Real Fund, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (“Consolidated Fund”) in order to effect certain investments for the Consolidated Fund consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective offering memorandum and offering memorandum supplement. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO All Asset: Multi-Real Fund, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III and their Subsidiaries comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Fund.

Fund Name	Subsidiary	Date of Incorporation	Subsidiary % of Consolidated Fund Net Assets †
PIMCO All Asset: Multi-Real Fund	PIMCO All Asset: Multi-Real Fund (Cayman) Ltd	06/17/2020	15.6%
PIMCO International Portfolio	PIMCO International Portfolio Subsidiary, LLC	03/20/2014	20.3%
PIMCO Short Asset Portfolio	PIMCO Short Asset Portfolio Subsidiary, LLC	03/01/2017	0.1%
PIMCO Short-Term Floating NAV Portfolio III	PIMCO Short-Term Floating NAV III Subsidiary, LLC	03/20/2014	0.4%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of a Portfolio’s shares, or each of their respective share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III Portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Portfolio generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Portfolio may calculate its NAV as of NYSE Close for such day or such other time that each Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), if the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds

Notes to Financial Statements (Cont.)

(“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Portfolio’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Portfolio’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a Portfolio may transact.

Whole loans may be fair valued using inputs that take into account borrower-or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Portfolio normally will be taken into account in calculating the NAV. The Portfolio’s whole loan investments, including those originated by the Portfolio, or through an alternative lending platform generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

3. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of June 30, 2026, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolios may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options. The PIMCO All Asset: Multi-Real Fund may also gain exposure indirectly to commodity markets by investing in the Multi-Real Fund (Cayman) Ltd., which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, a portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated a Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Portfolio is treated as qualifying dividends; and (iii) that income inclusion by a Portfolio of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to a Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly- owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Portfolio’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Portfolio’s taxable income or any distributions made by a Portfolio or result in the inability of a Portfolio to operate as described in its offering memorandum.

If, during a taxable year, the Subsidiary taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to a Portfolio as a deductible amount for income tax purposes. In the event the Subsidiary taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to a Portfolio as ordinary income for Federal income tax purposes.

4. INVESTMENTS IN AFFILIATES

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A copy of each affiliate fund’s shareholder report is available at the U.S. Securities and Exchange Commission website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2026 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO All Asset: Multi-RAE PLUS Fund	$26,609	$194	$(26,879)	$54	$22	$0	$232	$0
PIMCO All Authority: Multi-RAE PLUS Fund	0	6,855	(6,856)	1	0	0	11	0
PIMCO High Yield and Short-Term Investments Portfolio	0	319	0	0	1	320	3	0
PIMCO Sector Fund Series – H	0	5,677	0	0	20	5,697	57	0

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO ABS and Short-Term Investments Portfolio	$1,606,888	$998,758	$(678,500)	$(19)	$380	$1,927,507	$17,218	$0
PIMCO All Asset: Multi-RAE PLUS Fund	41	0	0	0	0	41	0	0
PIMCO All Authority: Multi-RAE PLUS Fund	11,661	32	(11,600)	2	(1)	94	33
PIMCO All Asset: Multi-Real Fund	13,522	432,336	(440,600)	6	0	5,264	136	0
PIMCO EM Bond and Short-Term Investments Portfolio	21,740	163,259	(103,100)	2	6	81,907	337	0
PIMCO High Yield and Short-Term Investments Portfolio	413	24,146	(15,500)	1	1	9,061	45	0
PIMCO Investment Grade Credit Bond Portfolio	150,449	238,922	(232,399)	(5)	21	156,988	1,419	0
PIMCO Long Duration Credit Bond Portfolio	12,385	3,538,584	(3,550,000)	(72)	(1)	896	936	0
PIMCO Mortgage and Short-Term Investments Portfolio	40,227	224,222	(215,300)	14	8	49,171	833	0
PIMCO Municipal Portfolio	5,768	8,444	(11,200)	0	1	3,013	44	0
PIMCO Real Return Portfolio	1,998	68,046	(63,700)	1	0	6,345	43	0
PIMCO Sector Fund Series – AM	6,063	6,779	(6,000)	0	1	6,843	78	0
PIMCO Sector Fund Series – H	17,882	7,044	(10,100)	0	3	14,829	144	0
PIMCO Sector Fund Series – I	465	297,571	(295,000)	(1)	0	3,035	67	0
PIMCO Short-Term Portfolio	24,603	15,975	(5,100)	0	6	35,484	275	0
PIMCO U.S. Government and Short-Term Investments Portfolio	70,528	175,026	(70,400)	1	27	175,182	1,312	0
PIMCO International Portfolio	172,712	289,218	(244,000)	0	32	217,962	1,600	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended June 30, 2026 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio

Security Name	Market Value at 03/31/2026	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 06/30/2026	Dividend Income	Shares Held at 06/30/2026
Xfit Brands, Inc.	$195	$0	$0	$0	$6	$201	$0	68,040,639

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.
BBV	Banco Bilbao Vizcaya Madrid (Repo Only)	FAR	Wells Fargo Bank National Association	NOM	Nomura Securities International, Inc.
BCY	Barclays Capital, Inc.	FICC STR	Fixed Income Clearing Corp.—State Street FICC Repo	NXN	Natixis New York
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOM	Bank of Montreal	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc
BOO	BoA Securities, Inc (Repo Only)	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
BSH	Banco Santander S.A. - New York Branch	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.
BSN	The Bank of Nova Scotia - Toronto	MAC	Macquarie Bank Limited	STR	State Street FICC Repo
CBK	Citibank N.A.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
CEW	Canadian Imperial Bank of Commerce World Markets	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank
CIB	Canadian Imperial Bank of Commerce	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford
CKL	Citibank N.A. London	MSR	Morgan Stanley & Co LLC FICC Repo	UBS	UBS Securities LLC
CTR	Citigroup Global Markets, Inc.- FICC Rep	MYC	Morgan Stanley Capital Services LLC	WAN	Wells Fargo Bank, N.A.- FICC Rep
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	HUF	Hungarian Forint	PEN	Peruvian New Sol
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
CHF	Swiss Franc	ILS	Israeli Shekel	PLN	Polish Zloty
CLP	Chilean Peso	INR	Indian Rupee	RON	Romanian New Leu
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SEK	Swedish Krona
COP	Colombian Peso	KRW	South Korean Won	SGD	Singapore Dollar
CZK	Czech Koruna	KZT	Kazakhstani Tenge	THB	Thai Baht
DKK	Danish Krone	MXN	Mexican Peso	TRY	Turkish New Lira
EGP	Egyptian Pound	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NGN	Nigerian Naira	USD (or $)	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	COMEX	Commodity Exchange, Inc.	KCBT	Kansas City Board of Trade
CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLN	RAE Fundamental Emerging Markets Net Total Return Index	NDUEEGF	iShares MSCI Emerging Markets ETF
AMZX	Alerian MLP Total Return Index	ERAUSLT	eRAFI U.S. Large Strategy Index	PIMCODB	PIMCO Custom Commodity Basket
BBSW3M	3 Month Bank Bill Swap Rate	ERAUSST	eRAFI U.S. Small Strategy Index	RADMFENT	RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	EUR003M	3 Month EUR Swap Rate	RADMFXNT	RAFI Dynamic Multi-Factor Developed Ex-U.S. Index
BISTREFI	Turkish Lira Overnight Reference Rate	EUR006M	6 Month EUR Swap Rate	RU20INTR	Russell 2000 Total Return Index
BOBL	Bundesobligation, the German word for federal government bond	FEDL01	Federal funds effective rate	S&P 500	Standard & Poor’s 500 Index
CAONREPO	Canadian Overnight Repo Rate Average	FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield	SFE	Sydney Futures Exchange
CDX.EM	Credit Derivatives Index - Emerging Markets	GOLDLNPM	London Gold Market Fixing Ltd. PM	SOFR	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	IBR	Indicador Bancario de Referencia	SOFRINDX	Secured Overnight Financing Rate Index
CDX.IG	Credit Derivatives Index - Investment Grade	JMABNIC5	J.P. Morgan Custom Commodity Index	SONIA	Sterling Overnight Interbank Average Rate
CMBX	Commercial Mortgage-Backed Index	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	SONIO	Sterling Overnight Interbank Average Rate
CORRA	Canadian Overnight Repo Rate Average	MLPIREIL	Merrill Lynch Custom Equity Index	TSFR1M	Term SOFR 1-Month
CPI	Consumer Price Index	MLPIREIS	Merrill Lynch Custom Equity Index	TSFR3M	Term SOFR 3-Month
CPTFEMU	Eurozone HICP ex-Tobacco Index	MSMMUSTF	MSILF Money Market US Treasury Fund Index	TSFR6M	Term SOFR 6-Month
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate	UKRPI	United Kingdom Retail Prices Index
DWRTFT	Dow Jones Wilshire REIT Total Return Index	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3-Month USD LIBOR
ERADXULN	RAE Fundamental International Large Net Total Return Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance	FHA	Federal Housing Administration	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CMBS	Collateralized Mortgage-Backed Security	PRIBOR	Prague Interbank Offered Rate
ALT	Alternate Loan Trust	DAC	Designated Activity Company	REIT	Real Estate Investment Trust
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	SPDR	Standard & Poor’s Depositary Receipts
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	TBD%	Interest rate to be determined when loan settles or at the time of funding
CHILIBOR	Chile Interbank Offered Rate	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	WIBOR	Warsaw Interbank Offered Rate